Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F of GigaMedia Limited (the “Company”) for the yearly period ended December 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Arthur Wang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 29th, 2007

/s/ Arthur Wang
Name: ARTHUR WANG Title: CHIEF EXECUTIVE OFFICER